UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]     Preliminary Proxy Statement

[ ]     CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
         14A-6(E)(2))

[ ]     Definitive Proxy Statement

[X]     Definitive Additional Materials

[ ]     Soliciting Material Pursuant to  240.14a-12


                         COMPETITIVE TECHNOLOGIES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)     Title of each class of securities to which transaction applies:

     (2)     Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)     Proposed maximum aggregate value of transaction:

     (5)     Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)     Amount Previously Paid:

     (2)     Form, Schedule or Registration Statement No.:

     (3)     Filing Party:

     (4)     Date Filed:























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 ****----                     date or meeting date. Have your proxy card in hand
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       *****                  an  electronic  voting  instruction  form.
         * (R)
                              ELECTRONIC  DELIVERY  OF  FUTURE PROXY MATERIALS
COMPETITIVE TECHNOLOGIES      If  you would like to reduce the costs incurred by
Unlocking the Potential       our  company  in  mailing proxy materials, you can
of Innovation                 consent  to receiving all future proxy statements,
                              proxy  cards and annual reports electronically via
777 Commerce Drive            e-mail or the Internet.  To sign up for electronic
Suite 100                     delivery,  please follow the instructions above to
Fairfield, CT 06825           vote  using  the  Internet  and,  when  prompted,
                              indicate that you agree to receive or access shareholder communications electronically in future years.

                              VOTE  BY  PHONE  -  1-800-690-6903
                              Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

                              VOTE BY MAIL
                              Mark, sign and date your proxy card and return it in the postagepaid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.


TO VOTE, MARK BLOCKS BELOW IN                                  KEEP THIS PORTION
BLUE OR BLACK INK AS FOLLOWS:                                   FOR YOUR RECORDS
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THIS PROXY CARD IS VALID                                       DETACH AND RETURN
ONLY WHEN SIGNED AND DATED.                                    THIS PORTION ONLY
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COMPETITIVE TECHNOLOGIES, INC.

The Board of Directors recommends a vote FOR the following:

1.   ELECTION OF DIRECTORS

     Nominees: 01) Joel M. Evans, M.D.          04) John B. Nano
               02) Richard D. Hornidge, Jr.     05) William L. Reali
               03) Rustin Howard

     For    Withold   For All   To withhold authority to vote for any individual
     All      All     Except    nominee(s), mark "For All Except" and write the
                                number(s) of the nominee(s) on the line below.
     [ ]      [ ]       [ ]
                                ------------------------------------------------

The Board of Directors recommends a vote FOR the following proposal:
                                                        For    Against   Abstain

2.   RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTING      [ ]      [ ]       [ ]
     FIRM MHM Mahoney Cohen, CPAs

     A majority of the members of said Proxy Committee who shall be present in person or by substitute at said meeting, or in case but one shall be present, then that one, shall have and exercise all of the powers of said Proxy Committee.

     This Proxy will be voted as directed, but if no direction is indicated, it will be voted FOR election of the nominees in proposal one, and FOR the ratification of the independent public accounting firm in proposal two. On other matters that may come before said meeting, this proxy will be voted in the discretion of the afore-named Proxy Committee indicated on the reverse side.


Please sign exactly as your name or names appear(s) on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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Signature [PLEASE SIGN WITHIN BOX] Date      Signature (Joint Owners)      Date
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







                       ANNUAL MEETING OF SHAREHOLDERS OF

                         COMPETITIVE TECHNOLOGIES, INC.

                                 APRIL 19, 2010









                           PLEASE DATE, SIGN AND MAIL
                             YOUR PROXY CARD IN THE
                           ENVELOPE PROVIDED AS SOON
                                  AS POSSIBLE.



Importand Notice REgarding the Availability of Proxy Materials for the Annual
Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com



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   V Please detach along perforated line and mail in the envelope provided. V
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                         COMPETITIVE TECHNOLOGIES, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             FOR THE ANNUAL MEETING OF SHAREHOLDERS, APRIL 19, 2010







     The undersigned shareholder of COMPETITIVE TECHNOLOGIES, INC. hereby appoints Donna J. Mays and John P. Rafferty (the "Proxy Committee"), each with full power of substitution, as attorneys and proxies to vote all the shares of stock of said Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of said Company to be held on Friday, April 19, 2010, at 11:00 a.m. local time at the Hilton Stamford Hotel and Executive Meeting Center, 1 First Stamford Place, Stamford, Connecticut 06902 or at any adjournments thereof, with all powers the undersigned would possess if personally present, as indicated on the reverse side, and for transacting of such other business as may properly come before said meeting or any adjournment thereof, all as set forth in the February 25, 2010 Proxy Statement.





                (Continued and to be signed on the reverse side)









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